Exhibit 10(a)16

EXECUTIVE DEFERRED COMPENSATION PLAN
OF ENTERGY CORPORATION AND SUBSIDIARIES
(As Amended and Restated effective January 1, 2009)

Certiﬁcate of Amendment

Amendment No. 3

THIS INSTRUMENT, executed this 13th day of December, 2023, but made effective January 1, 2024, constitutes the Third Amendment of the Executive Deferred Compensation Plan of Entergy Corporation and Subsidiaries (As Amended and Restated Effective January 1, 2009) (the “Plan”).
All capitalized terms used in this Amendment No. 3 shall have the meanings assigned to them in the Plan unless otherwise herein defined.
Pursuant to Section 9.01 of the Plan and in accordance with the Resolutions of the Board of Directors adopted at its meeting of December 2, 2022, the Plan is hereby amended as follows to reflect the change in the name of the Personnel Committee of the Board of Directors to the Talent and Compensation Committee of the Board of Directors:
Definitions.
1.All references in the Plan to “Personnel Committee” shall mean and are replaced with “Talent and Compensation Committee,” and Section 2.26 of the Plan is hereby amended and restated in its entirety to read as follows:

“2.26    “Talent and Compensation Committee” means the Talent and Compensation Committee of the Board of Directors, as from time to time composed and which previously was called the Personnel Committee of the Board of Directors. References in the Plan to “Personnel Committee” shall mean and are replaced with “Talent and Compensation Committee” and shall include any committee intended to be a successor thereto.”

IN WITNESS WHEREOF, the Talent and Compensation Committee has caused this Third Amendment to the Executive Deferred Compensation Plan of Entergy Corporation and Subsidiaries (As Amended and Restated Effective January 1, 2009) to be executed by its duly authorized representative on the day, month, and year set forth above.

ENTERGY CORPORATION
TALENT AND COMPENSATION COMMITTEE
through the undersigned duly authorized representative

    /s/ Kathryn Collins
KATHRYN COLLINS
Senior Vice President, HR and
Chief Human Resources Officer

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